ACCOUNTING POLICIES - IFRS (Details)	12 Months Ended
Dec. 31, 2019
IFRS 16 - Leases [member]
Disclosure of expected impact of initial application of new standards or interpretations [line items]
Discussion of impact that initial application of new IFRS is expected to have on financial statements	IFRS 16 Leases IFRS 16 was issued in January 2016. It resulted in almost all leases being recognized on the balance sheet, as the distinction between operating and finance leases is removed. Under the new standard, an asset (the right to use the leased item) and a financial liability to pay rentals are recognized. The only exceptions are short-term and low-value leases. The standard affected primarily the accounting for the group’s operating leases. On January 1, 2019, lease commitments that the group recognized as right-of-use assets amount 184,099 thousand U.S. dollars, and lease liabilities in the same amount. The Group adopted IFRS 16 in accordance with the modified retrospective approach. The prior-year figures were not adjusted. The consolidated statement of operations was impacted by a decrease of operating expenses and an increase of the amortization of the right-of-use assets and interest on the lease liability
IFRIC Interpretation 23 Uncertainty over Income Tax Treatment [member]
Disclosure of expected impact of initial application of new standards or interpretations [line items]
Discussion of impact that initial application of new IFRS is expected to have on financial statements	IFRIC 23 Uncertainty over Income Tax Treatment Atento reviewed the tax treatment under the terms of IFRIC 23 in all subsidiaries and as at the reporting date, the group did not identify any material impact on the financial statements. Atento implemented a process for periodically review the income tax treatments consistent under IFRIC 23 requirements across the group.